EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Noble Energy, Inc. (the “Company”) on Form 10-K/A, Amendment No. 1, for the period ended December 31, 2002 (the “Report”), I, James L. McElvany, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 16, 2004	/s/ JAMES L. McELVANY
JAMES L. McELVANY
Chief Financial Officer